SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A-2

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): March 4, 2005




                           GOLDEN HOPE RESOURCES CORP.
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Nevada                      000-50906          91-2190195
-------------------------------  ---------------   -------------------
(State or other jurisdiction of   (Commission       (I.R.S. Employer
 incorporation or organization)    File Number)    Identification No.)



                         Suite 708- 1155 W. Pender Street
                        Vancouver, B.C., Canada    V6E 2P4
              ---------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                               (604) 605-7012
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)



                                  (NONE)
           ------------------------------------------------------
                            FORMER NAME AND ADDRESS


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ITEM  4.     CHANGES  IN  REGISTRANT'S CERTIFYING ACCOUNTANT

On March 4, 2005, Registrant's certifying accountant, Clyde Bailey, PC, resigned due to health and other reasons.

Clyde Bailey's audit report on the financial statements for the period from July 25, 2003 (Inception) to December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles.

The decision to change auditors was recommended to the stockholders and approved by the Board of Directors and by majority vote of the stockholders based solely on the reason that Clyde Bailey, PC, resigned for health reasons.

There have been no disagreements with Clyde Bailey, PC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scopes or procedures.

In March 2005, Registrant engaged the services of  Franklin Griffith
& Associates, an independent certified public accounting firm located in Las Vegas, Nevada, as its principal accounting firm to audit its financial statements for the year ended December 31, 2004.
Such engagement was confirmed by majority vote of the Board of Directors and stockholders at special meetings held on March 5, 2005.

Registrant has provided Clyde Bailey, PC, a copy of the disclosures it is making in response to this item and requested he furnish a letter addressed to the Commission stating whether he agrees with its statements, which Mr. Bailey did. A copy of the letter is attached hereto and incorporated herein by this reference as Exhibit 99.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:


Exhibit No.    Description
----------     -----------
  16	       Letter of former accountants, Clyde Bailey, PC


                                   Signatures
                                   ----------
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              GOLDEN HOPE RESOURCES CORP.,Registrant


Date:  March 19, 2005          /s/ Frederick Fisher
                               ------------------------------------
                               By: Frederick Fisher, President,
                               Chief Executive Officer, Treasurer,
                               Chief Financial Officer, Principal
                               Accounting Officer and Chairman of
                               the Board

Date:  March 19, 2005          /s/ Tom Murdoch
                               ------------------------------------
                               By: Tom Murdoch, Secretary and
                               Director

Date:  March 19, 2005          /s/ Chris Sturdy
                               ------------------------------------
                               By: Chris Sturdy, Director




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